Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Marmont Redwood International Equity Fund
Marmont Redwood Emerging Markets Fund
each a series of Manager Directed Portfolios

Supplement dated July 10, 2018 to the
Prospectus dated February 14, 2018, as supplemented

Effective immediately, Mr. Donald Smith has been added as a portfolio manager of the Marmont Redwood International Equity Fund and the Marmont Redwood Emerging Markets Fund (each, a "Fund," and together, the "Funds"). Disclosures in the Prospectus are hereby amended as described below.

Disclosure in the Summary Section of the Prospectus for each Fund, under the sub-heading entitled "Portfolio Managers," is replaced with the following:

Portfolio Managers. The following members of the Sub-Advisor's investment team are jointly and primarily responsible for the day-to-day management of the Fund, and have served as the Fund's portfolio managers for the years shown:

Name	Title	Years of Service
Michael Mufson, CFA	Co-Chief Investment Officer and Managing Partner	Since February 2018
Ezra Samet, CFA	Portfolio Manager and Analyst	Since February 2018
Donald Smith, CFA	Portfolio Manager and Analyst	Since June 2018

Disclosure in the Prospectus under the heading "Management of the Fund," and the sub-heading entitled "Portfolio Managers" is amended to include the following paragraph:

Donald Smith, CFA, joined Redwood Investments in 2018 and serves as Portfolio Manager/Analyst. Mr. Smith previously worked as Chief Investment Officer of Global Emerging Markets at BNP Paribas Asset Management. He previously served as lead portfolio manager on the Turner Investments' Emerging Markets Equity Portfolio and a portfolio manager on their Global and International Growth Portfolio and their Resource and Infrastructure Long/Short Fund.  Mr. Smith also worked as an Analyst at Delaware Investments and at Miller Anderson Sherrerd. Mr. Smith has a MBA from the Sloan School of Management at MIT and a BA from Syracuse University.

Please retain this supplement with your Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Marmont Redwood International Equity Fund
Marmont Redwood Emerging Markets Fund
each a series of Manager Directed Portfolios

Supplement dated July 10, 2018 to the
Statement of Additional Information
dated February 14, 2018, as supplemented

Effective immediately, Mr. Donald Smith has been added as a portfolio manager of the Marmont Redwood International Equity Fund and the Marmont Redwood Emerging Markets Fund (each, a "Fund," and together, the "Funds"). Disclosures in the Statement of Additional Information are hereby revised as described below.

Disclosure under the heading entitled "Portfolio Managers" is replaced with the following:

PORTFOLIO MANAGERS

Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds as of December 31, 2017.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Michael J. Mufson	210	$2,209	0	$0
Ezra S. Samet	210	$2,209	0	$0
Donald Smith(1)	23	$752	0	$0
(1) Information is provided as of June 30, 2018.

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of the Funds' investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager, and conflicts associated with the allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager.

Compensation. Portfolio managers are paid both competitive salaries and awarded annual bonuses. Annual bonus amounts are based upon each portfolio manager's individual contribution to Redwood Investments' investment performance.

Ownership of Securities. As of the date of this SAI, the Portfolio Managers did not own any shares of the Funds.

Please retain this supplement with your Statement of Additional Information